UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Engelhard Drive, Suite B Monroe Township, New Jersey	08831
(Address of principal executive offices)	(Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPTT	NYSE American
Series A Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 27, 2026, the Board of Directors of Ocean Power Technologies, Inc. (the “Company”) adopted an amendment to the Ocean Power Technologies, Inc. Employment Inducement Incentive Award Plan (the “Inducement Plan”) to increase the number of shares of the Company’s common stock available for issuance pursuant to equity awards granted under the Inducement Plan from 990,000 to 1,990,000 shares.

In accordance with the applicable rules of the NYSE American, awards under the Inducement Plan may only be made to individuals not previously employees of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company.

A copy of the amendment to the Inducement Plan is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of the Company was held virtually on January 27, 2026 at which time, following the determination that a quorum was present, the business of the 2025 Annual Meeting was conducted. The voting results reported herein are the final, certified voting results for each proposal presented at the 2025 Annual Meeting, as reported by Sodali & Co. LLC, the Inspector of Election appointed for the 2025 Annual Meeting. At the 2025 Annual Meeting, the following five proposals were voted on by the stockholders of the Company:

1)	To elect as directors the five individuals named as the nominees of the Company’s Board of Directors (the “Board”) in the Company’s revised definitive 2025 Annual Meeting Proxy Statement to serve as directors until the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or until his or her respective successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

2)	To approve an amendment of the Amended & Restated 2015 Omnibus Incentive Plan (the “2015 Plan”) to (a) increase the number of shares of the Company’s common stock available for grant under the 2015 Plan from 27,282,036 to 32,282,036, (b) change the limit on the number of shares of stock that may be granted in a calendar year to any eligible person to a formulaic standard based upon a maximum multiple of base cash compensation and to provide the committee that administers the 2015 Plan with the discretion to determine the specific number of shares that may be granted in a calendar year to any eligible person, (c) change the withholding provisions to allow a grantee under the 2015 Plan to authorize the Company to withhold shares of common stock for satisfying any federal, state or local tax withholding requirements at percentages equal to or more than the statutory minimum, up to the statutory maximum, and (d) allow for shares of common stock deducted for or delivered by a grantee to satisfy any federal, state or local tax withholding requirements to be available again for issuance under the 2015 Plan (together, the “Plan Amendments”);

3)	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 400,000,000 (the “Charter Amendment”);

4)	To ratify, by a non-binding advisory vote, the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026; and

5)	To approve, by a non-binding advisory vote, the compensation for the Company’s named executive officers.

Proposal 1: Each of the five individuals named below under “Name of Company Nominee” was elected to the Board, to serve until the 2026 Annual Meeting or until his or her respective successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. As to each of the Company’s nominees for director, the results of the voting were as follows:

Name of Company Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Terence J. Cryan	21,478,213	4,073,027	54,234,525
Philipp Stratmann	23,262,858	2,288,382	54,234,525
Clyde W. Hewlett	23,340,508	2,210,732	54,234,525
Corliss J. Montesi	23,369,633	2,181,607	54,234,525
Jim Thompson	23,332,366	2,218,874	54,234,525

Proposal 2: The proposal to approve the Plan Amendments was approved and the voting results were as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
16,898,251	7,836,137	816,852	54,234,525

Proposal 3: The proposal to approve the Charter Amendment was approved and the voting results were as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
53,226,689	25,977,106	581,970

Proposal 4: The proposal to ratify, by a non-binding advisory vote, the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026 was approved and the voting results were as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
72,555,163	5,718,556	1,512,046

Proposal 5: The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers was approved and the voting results were as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
18,905,832	5,778,633	866,775	54,234,525

Item 9.01	Exhibits.

*3.1	Certificate of Amendment to Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on January 27, 2026.

*10.1	Third Amendment to Ocean Power Technologies, Inc. Employment Inducement Incentive Award Plan.

10.2	First Amendment to Amended & Restated 2015 Omnibus Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on December 4, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2026

OCEAN POWER TECHNOLOGIES, INC.

/s/ Philipp Stratmann
Philipp Stratmann
President and Chief Executive Officer